KPMG Peat Marwick LLP
P.O. Box 31002                                              Exhibit 23.(a)
St. Petersburg, FL  33732



                       Independent Auditors' Consent


The Board of Directors
Florida Progress Corporation:

We consent to the use of our reports incorporated herein by reference. Our report on the financial statements contained in the Company's Form 10-K for the year ended December 31, 1995, refers to a change in the method of accounting for income taxes.


                                   /s/ KPMG Peat Marwick LLP

December 30, 1996